Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies
Commitments and Contingencies

26.Commitments and Contingencies

Commitments

As of December 31, 2018, the Group had commitments for programming and transmission rights to be acquired or licensed from third party producers and suppliers, mainly related to special events, in the aggregate amount of U.S.$116.3 million (Ps.2,287,478) and U.S.$854.9 million (Ps.16,818,467), respectively, with various payment commitments to be made between 2019 and 2030.

As of December 31, 2018 the Group had third party commitments for transmission rights to be sublicensed by the Group in the aggregate amount of U.S.$144.7 million (Ps.2,845,896) with various cash payments to be received by the Group between 2019 and 2030.

At December 31, 2018, the Group had commitments in an aggregate amount of Ps.2,586,520, of which Ps. 175,357 were commitments related to gaming operations, Ps.187,012 were commitments to acquire television technical equipment, Ps.1,027,216 were commitments for the acquisition of software and related services, and Ps.1,196,935 were construction commitments for building improvements and technical facilities.

In connection with a long-term credit facility, the Group expects to provide financing to GTAC in 2019 in the principal amount of Ps.109,863 (see Note 10).

At December 31, 2018, the Group had the following aggregate minimum annual commitments (undiscounted) for the use of satellite transponders:

	Thousands of
	U.S. Dollars

2019	U.S.$	8,010
2020		7,574
2021		6,268
2022 and thereafter		2,956
	U.S.$	24,808

As of December 31, 2018, non-cancellable annual lease commitments (undiscounted) are as follows:

2019	Ps.	826,722
2020		768,575
2021		717,957
2022		685,883
2023		674,820
Thereafter		3,486,474
	Ps.	7,160,431

The Group leases facilities, primarily for its Gaming business, under operating leases expiring through 2047.

On March 6, 2014, the IFT issued a decision whereby it determined that the Company, together with certain subsidiaries with concessions to provide broadcast television, are preponderant economic agents in the broadcasting sector in Mexico (together, the “Preponderant Economic Agent”). The preponderance decision imposes on the Preponderant Economic Agent various measures, terms, conditions and restrictive obligations, some of which may adversely affect the activities and businesses of the Group’s broadcasting businesses, as well as their results of operations and financial condition. Among these measures, terms, conditions and restrictive obligations are included the following:

Infrastructure sharing - The Preponderant Economic Agent must make its passive broadcasting infrastructure (as defined in the preponderance decision) available to third-party concessionaries of broadcast television (as defined in the preponderance decision) for commercial purposes in a non-discriminatory and non-exclusive manner.

Advertising sales - The Preponderant Economic Agent must deliver to IFT and publish the terms and conditions of certain broadcast advertising services and fee structures, including commercials, packages, discount plans and any other commercial offerings.

Prohibition on acquiring certain exclusive content - The Preponderant Economic Agent may not acquire transmission rights, on an exclusive basis, for any location within Mexico with respect to certain relevant content, determined by IFT.

Over-the-air channels - When the Preponderant Economic Agent offers any of its over-the-air channels, or channels that have at least 50% of the programming that is broadcast daily in certain time on such channels, to its affiliates, subsidiaries, related partiers and third parties, for distribution through a different technological platform than over-the-air-broadcast television, the Preponderant Economic Agent must offer these channels to any other person that asks for distribution over the same platform as the Preponderant Economic Agent has offered, on the same terms and conditions.

Prohibition on participating in “buyers’ clubs” or syndicates to acquire audiovisual content, without IFT’s prior approval - The Preponderant Economic Agent may not enter into or remain a member of any “buyers’ club” or syndicates of audiovisual content unless it has received the prior approval of IFT.

There are currently no judgments or orders that would require the Group to divest any of the assets as a result of being declared a Preponderant Economic Agent in the broadcasting sector.

On March 9, 2017, as part of a biennial review of the broadcasting sector preponderance rules, the IFT issued a ruling that amended some of the existing preponderance rules in broadcasting and included some additional obligations on the Company and some of its subsidiaries (the “New Preponderance Measures”). The New Preponderance Measures maintain most of the measures previously issued by IFT on March 6, 2014, but with certain modifications and additions, which included, among others, the following:

Sharing of infrastructure - In addition to the previously imposed obligations regarding the sharing of passive infrastructure, the New Preponderance Measures have included the service of signal emissions in the event that no passive infrastructure exists on the relevant requested site. In addition, the New Preponderance Measures strengthen the supervision of the services provided by the Group and the tariffs arrangements made with its clients, and include certain rules relating to the publicity of its tariffs. A new electronic management system is also included as part of the new measures which will facilitate the access to certain information by users of the Group’s infrastructure as well as by IFT.

Prohibition to acquire certain exclusive content for broadcasting - This measure has been modified by enabling the Group to acquire relevant content under certain circumstances, as long as it obtains the right to sublicense such transmission rights to other broadcasters of over-the-air television in Mexico on non-discriminatory terms.

Advertising services - IFT modified this measure mainly by including specific requirements to the Group in its provision of over-the-air advertising services, particularly, to telecommunications companies. Such requirements include, among others: a) publishing and delivering to IFT specific information regarding tariffs, discount plans, contracting and sales terms and conditions, contract forms and other relevant practices; and b) terms and conditions that prohibit discrimination or refusal to deal, conditioned sales and other conditions that inhibit competition. The Group began the process of providing very detailed information to IFT on a recurrent basis of over the air advertising services related to telecommunications companies.

Accounting separation - The Group began the process of implementing the accounting separation methodologies under the criteria defined by IFT, published in the Official Gazette of the Federation on December 29, 2017.

On March 28, 2014, the Company, together with its subsidiaries determined to be the Preponderant Economic Agent in the broadcasting sector, filed an amparo proceeding challenging the constitutionality of the Preponderance Decision. The final resolution is still pending. We are unable to predict the outcome of this proceeding.

Additionally, on March 31, 2017, the Company, together with its subsidiaries, filed an amparo proceeding challenging the constitutionality of the New Preponderance Measures. We are unable to predict the outcome of this proceeding.

The Company will continue to assess the extent and impact of the various measures, terms, conditions and restrictive obligations in connection with its designation by IFT as Preponderant Economic Agent, including the New Preponderance Measures, and will analyze carefully any actions and/or remedies (legal, business and otherwise) that the Company should take and/or implement regarding these matters.

Contingencies

In March 2015, the investigative authority of the IFT issued a preliminary opinion that presumed the probable existence of substantial power in the market of restricted television and audio services in Mexico, with respect to the Company and certain of its subsidiaries. The opinion was issued pursuant to Transitory Article 39 of the LFTR. On September 30, 2015, the Governing Board of the IFT determined that the Group did not have substantial power in such market (“IFT Resolution”). Although this resolution was final at the administrative level, certain third parties filed amparo proceedings challenging the constitutionality of the IFT Resolution. On January 19, 2017, as a result of an injunction filed by a competitor, a Circuit Court ordered IFT to revoke the IFT Resolution and issue a new resolution. In summary, the Court determined that in IFT’s original examination, IFT took into consideration elements of information outside the relevant period of time under review, which should have been exclusively the period between January 2009 and August 2014. On March 2, 2017, the IFT announced that the Company, together with some of its subsidiaries, had been declared by the Governing Board of the IFT in a resolution dated February 24, 2017 (the “New Resolution”), to be an economic agent with substantial power in the market of restricted television and audio services in Mexico, based on data relevant up to 2014. The Company considered that the reversal of the previous IFT Resolution, which determined that the Group did not have substantial power in such market, was unconstitutional and did not comply with the guidelines ordered by the Circuit Court. The New Resolution was challenged by the Company and some of its subsidiaries in several proceedings; one of these legal actions was resolved by the Supreme Court sustaining that IFT exceeded the guidelines ordered by the Circuit Court as stated by the Company; as a result, a Federal Court required the IFT to overrule the New Resolution and issue another one under the guidelines ordered by the Supreme Court.

On March 5, 2018, a purported stockholder class action lawsuit was filed in the United States District Court for the Southern District of New York alleging securities law violations in connection with allegedly misleading statements and/or omissions in the Company's public disclosures. The lawsuit alleges that the Company and two of its executives failed to disclose alleged involvement in bribery activities relating to certain executives of Fédération Internationale de Football Association ("FIFA"), and wrongfully failed to disclose weaknesses in the Company's internal control over its financial reporting as of December 31, 2016. On May 17, 2018, the Court appointed a lead plaintiff for the putative stockholder class. On August 6, 2018, the lead plaintiff filed an amended complaint. The Company thereupon filed a motion to dismiss the amended complaint. On March 25, 2019, the court issued a decision denying the Company's motion to dismiss, holding that plaintiff's allegations, if true, were sufficient to support a claim. The Company believes that the lawsuit, and the material allegations and claims therein, are without merit and intends to vigorously defend against the lawsuit. With regard to plaintiff's allegations regarding FIFA, outside counsel long previously investigated the circumstances surrounding the Company's acquisition of the Latin American media rights for the Canada, Mexico and USA 2026 FIFA World Cup and 2030 FIFA World Cup and uncovered no credible evidence that would form the basis for liability for the Company or for any executive, employee, agent or subsidiary thereof. In particular, the Company itself made no payment to any FIFA person and in no way knew of, or condoned, any payment by any third party to any FIFA person. The Company also notes that no proceedings have been initiated against it by any governmental agency.

On March 23, 2018, the Company announced that it was notified by the IFT of a resolution by which this authority indicates that it does not have elements to determine that the Company has substantial power in the market of restricted television and audio services. In compliance with the guidelines issued by the Mexican Supreme Court of Justice in a resolution dated February 7, 2018, this new resolution leaves without effect IFT’s prior determination of substantial power of February 24, 2017. With this resolution, any proceeding initiated by IFT under this file, to impose asymmetric measures on the Company and its subsidiaries related to the determination of substantial power is left without effect, and the measures directly provided for such purposes in current regulations are not to be applied. On April 23, 2018, a federal court determined that IFT complied with the court resolution.

There are several legal actions and claims pending against the Group, which are filed in the ordinary course of business. In the opinion of the Company’s management, none of these actions and claims is expected to have a material adverse effect on the Group’s financial statements as a whole; however, the Company’s management is unable to predict the outcome of any of these legal actions and claims.